Exhibit 10.24

EXECUTION COPY

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§200.80(b)(4) and 240.24B-2

AMENDMENT NUMBER EIGHT TO THE

GOOGLE TOOLBARTM AND GOOGLE DESKBARTM PROMOTION AND DISTRIBUTION AGREEMENT

This Amendment Number Eight (“Amendment Eight”) to the Google Toolbar and Google Deskbar Promotion and Distribution Agreement which was entered into by and between DivX, Inc. (formerly, DivXNetworks, Inc.) and Google Inc. with an effective date of May 18, 2004 (“Agreement”) as amended by (a) Amendment Number One with an effective date of August 11, 2004 (“Amendment One”), (b) Amendment Number Two with an effective date of October 29, 2004 (“Amendment Two”), (c) Amendment Number Three with an effective date of January 11, 2005 (“Amendment Three”), (d) Amendment Number Four with an effective date of December 28, 2005 (“Amendment Four”), (e) Amendment Number Five with an effective date of January 1, 2006 (“Amendment Five”), (f) Amendment Number Six with an effective date of December 1, 2006 (“Amendment Six”), and (g) Amendment Number Seven with an effective date of May 1, 2007 (“Amendment Seven”); is entered into as of October 22, 2007 (the “Amendment Eight Effective Date”) by and between DivX, Inc., with offices at 4780 Eastgate Mall, San Diego, CA 92121 (“Distributor”), and Google Inc., with offices at 1600 Amphitheatre Parkway, Mountain View, California 94043 (“Google”). For purposes of this Amendment Eight, the capitalized terms used, but not defined herein, shall have the same meanings set forth in the Amended Agreement (as defined below).

WHEREAS, Distributor and Google are parties to the Agreement, as amended by Amendment One, Amendment Two, Amendment Three, Amendment Four, Amendment Five, Amendment Six, and Amendment Seven (the Agreement as amended, the “Amended Agreement”); and

WHEREAS, Distributor and Google desire to amend the Amended Agreement with respect to the Distributor’s distribution of Products on or after the Amendment Eight Effective Date as set forth herein.

NOW, THEREFORE, in consideration of the mutual promises contained herein, the parties agree to amend the Amended Agreement as follows.

1.	DISTRIBUTION AND OTHER OBLIGATIONS. Section 3.5(a) of the Amended Agreement is hereby deleted and replaced with the following:

3.5(a) Maximum Distribution Commitment. Notwithstanding anything to the contrary, in no event shall any payments be owed, due or payable to Distributor for [ *** ] in connection with this Agreement, nor shall Google have any obligations to Distributor regarding the Products, once Google has paid Distributor in excess of [ *** ] (“Maximum Distribution Commitment”), the date upon which the requisite number of [ *** ] has occurred to achieve the Maximum Distribution Commitment to be defined as the “Maximum Distribution Date”. [ *** ].

2.	EXCLUSIVITY.

(a)	At any point in time during the calendar month of November 2007, Distributor, at its discretion, may [ *** ]. Upon such [ *** ], (i) Distributor may [ *** ], and (ii), the first sentence of Section 3.6 of the Agreement shall no longer apply with respect to Distributor [ *** ] so long as Distributor [ *** ] for the remainder of the Term.

***Confidential Treatment Requested

(b)	At any point in time during the calendar month of November 2007, Distributor, at its discretion, may [ *** ]. Upon such [ *** ], (i) such [ *** ] Distributor may [ *** ], and (ii) the first sentence of Section 3.6 of the Agreement shall no longer apply with respect to such [ *** ] Distributor [ *** ], so long as such [ *** ] Distributor [ *** ] for the remainder of the Term.

3.	PAYMENTS. With respect to distributions or installations occurring on or after November 1, 2007, Sections 4.2(a) through (f) of the Amendment Agreement are replaced in their entirety with the following:

4.2	Payments.

a) [ *** ] Payment. Google shall pay to Distributor [ *** ] for each [ *** ] in the calendar month of November 2007.

b) [ *** ] Payment. Google shall pay to Distributor [ *** ] for each [ *** ] in the calendar month of November 2007.

c) [ *** ] Payment. Google shall pay to Distributor [ *** ] for each [ *** ] in the calendar month of November 2007.

d) Tier A November 2007 Installation Payment. During the calendar month of November 2007, in addition to the payment set forth in Section 4.2(a) above, Google shall pay to Distributor an amount equal to [ *** ] for each [ *** ] in such calendar month. The foregoing amount and the payment set forth in Section 4.2(a) above shall be collectively referred to as the “Tier A Installation Payments”.

e) Tier B November 2007 Installation Payment. During the calendar month of November 2007, in addition to the payment set forth in Section 4.2(b) above, Google shall pay to Distributor an amount equal to [ *** ] for each [ *** ] in such calendar month. The foregoing amount and the payment set forth in Section 4.2(b) above shall be collectively referred to as the “Tier B Installation Payments”.

f) Tier C November 2007 Installation Payment. During the calendar month of November 2007, in addition to the payment set forth in Section 4.2(c) above, Google shall pay to Distributor an amount equal to [ *** ] for each [ *** ] in such calendar month. The foregoing amount and the payment set forth in the Section 4.2(c) above, shall be collectively referred to as the “Tier C Installation Payments”.

4.	TERM. The first sentence of Section 5.1 of the Amended Agreement is deleted and replaced with:

The initial term of this Agreement shall commence on the Effective Date and, unless earlier terminated as set forth herein, shall end on November 30, 2007 (the “Initial Term”).

***Confidential Treatment Requested

5.	GENERAL. Except as modified by this Amendment Eight, the Amended Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have caused this Amendment Eight to be executed by their duly authorized representatives.

DivX, Inc.		Google Inc.

By:	/s/ Kevin Hell	By:	/s/ Jeff Shardell
Name:	Kevin Hell	Name:	Jeff Shardell
Title:	Acting Chief Executive Officer	Title:	Director, Web Search & Syndication Google Inc.
Date:	10 – 19 – 2007	Date:	Oct. 24, 2007

3